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                                                                  Exhibit 10.265

                                                 Allstate Life Insurance Company
                                                                 Loan No. 122494

                                 MORTGAGE NOTE B

                                                               Chicago, Illinois
$4,225,000                                                         July 21, 2004

        1. PAYMENT OF PRINCIPAL AND INTEREST. FOR VALUE RECEIVED, INLAND GATEWAY SPE, L.L.C., a Delaware limited liability company (the "Maker"), hereby promises to pay to the order of ALLSTATE LIFE INSURANCE COMPANY, and any subsequent holder of this Note ("Holder" or "Holders") in the manner hereinafter provided, the principal amount of FOUR MILLION TWO HUNDRED TWENTY FIVE THOUSAND DOLLARS ($4,225,000), together with interest on the outstanding principal balance from the date of the initial disbursement (for purposes of this Note, "disbursement" means the date funds are wire transferred from Holder's account) of all or a part of the principal of this Note ("Disbursement Date") until maturity at a variable rate per annum ("Contract Rate") equal to (a) 3.6% for the Initial Interest Period (as hereinafter defined), and (b) thereafter equal to the LIBOR Rate (as hereinafter defined) plus 2.0%. The Contract Rate shall be adjusted on the first day of each Interest Period (as hereinafter defined).

                "LIBOR Rate" shall mean the London Interbank Offered Rate for the period of time comparable to the Interest Period (as hereinafter defined) as published in The Wall Street Journal on the Interest Rate Determination Date (as hereinafter defined). If the LIBOR Rate is no longer available in The Wall Street Journal, the LIBOR Rate shall be as quoted at the close of business by Bloomberg, L.P. on the Interest Rate Determination Date.

                "Interest Rate Determination Date" shall be one day prior to the first day of the Interest Period if the LIBOR Rate is available on such date, and, if not, then the next preceding date on which the LIBOR Rate is available.

                The "Initial Interest Period" shall mean the period commencing on the Disbursement Date and continuing through October 31, 2004. The Initial Interest Period shall include the balance of the month in which the Closing occurs.

                "Interest Period" shall mean three (3) calendar month periods commencing on August 1, 2004.

        Principal and interest shall be payable as follows:

        (a) on the Disbursement Date, interest only, in advance, accruing from the Disbursement Date to the last day of July, 2004 both inclusive; and

        (b) on the first day of September, 2004, and on the first day of each month thereafter until this Note is fully paid (the initial payment and each subsequent payment under this subparagraph (b) shall each hereinafter be referred to as "Monthly Payment"), in arrears, interest only on the unpaid principal balance at the Contract Rate; and

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        (c)     on August 1, 2005, the entire unpaid principal amount and any interest accrued but remaining unpaid and all other sums due under this Note.

        Except for the interest payable under paragraph (a) above, interest shall be payable in arrears and calculated on the basis of a 360 day year containing twelve 30 day months. All such payments on account of the indebtedness evidenced by this Note shall be first applied to interest accrued on the unpaid principal amount and the remainder toward reduction of the unpaid principal amount.

        2. PAYMENT INFORMATION. All payments required to be made hereunder shall be made during regular business hours to Holder at its office c/o Allstate Investments, LLC, Commercial Mortgage Division, Allstate Plaza South, Suite G5C, 3075 Sanders Road, Northbrook, Illinois 60062, Attention: Servicing Manager, with sufficient information to identify the source and application of such payment to Holder's Loan #122494, or at such other place as Holder may from time to time designate in writing. All payments shall be made in currency of the United States of America without presentment or surrender of this Note. Payments to Holder shall be made by transferring immediately available federal funds by bank wire or interbank transfer for the account of Holder. Any payment of principal or interest received after 1:00 p.m. Chicago time shall be deemed to have been received by Holder on the next business day and shall bear interest accordingly. If and so long as Holder directs Maker to make payments to a servicing agent, then payments may be made by check. Payments made by check will not be deemed made until good funds for such check are received by Holder or the servicing agent.

        3. GUARANTY FOR NOTE. The payment of this Note and all other sums due Holder is guaranteed by a Payment Guaranty (the "Guaranty") of even date herewith from Gateway Village LLC, a Maryland limited liability company ("Guarantor"). The Guaranty is secured by, INTER ALIA, (a) an Indemnity Deed of Trust, Assignment of Leases, Rents and Contracts, Security Agreement and Fixture Filing (the "Deed of Trust"), of even date herewith, from Guarantor, as grantor, to Edward A. Bloom And Lawrence M. Prosen, as trustee, in favor of Holder, as beneficiary, covering certain real property, the improvements thereon and certain personal property situated in the County of Anne Arundel, State of Maryland, and described in the Deed of Trust (the "Property"), and (b) those certain instruments of indebtedness and security separately described as "Related Agreements" in the Deed of Trust. Except as otherwise defined herein, all of the defined terms contained in the Guaranty, the Deed of Trust, and the Related Agreements are hereby incorporated herein by express reference. This Note, Note A (as defined in the Deed of Trust), the Guaranty, the Deed of Trust and the Related Agreements referred to in the Deed of Trust are sometimes collectively referred to as the "Loan Documents."

        4. LATE CHARGES. If any Monthly Payment required under this Note is not paid in full on or before the fifth (5th) day of the month in which such payment is due, Maker acknowledges that the Holder will incur extra expenses for the handling of the delinquent payment and servicing the indebtedness evidenced hereby, and that the exact amount of these extra expenses is extremely difficult and impractical to ascertain, but that a charge of five percent (5%) of the amount of the delinquent payment ("Late Charge") would be a fair approximation of the expense so incurred by Holder. If applicable law requires a lesser charge, however, then the maximum charge permitted by such law may be charged by Holder for said purpose. Therefore, Maker shall, in such event, without further notice, and without prejudice to the right of Holder to collect

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any other amounts provided to be paid hereunder or under the Deed of Trust, any of the other Loan Documents or any other instrument executed for purposes of further securing payment of the obligations evidenced by this Note, or to declare an Event of Default, as defined below, pay to Holder immediately upon demand the Late Charge to compensate Holder for expenses incurred in handling delinquent payments.

        5. INTEREST PAYABLE UPON DEFAULT. If there occurs an Event of Default under this Note, the Guaranty, the Deed of Trust or under any other Loan Document, then the unpaid principal amount of this Note, and all accrued and unpaid interest thereon and all other indebtedness evidenced, guaranteed or secured by this Note, the Guaranty, the Deed of Trust and any of the other Loan Documents, including any unpaid Late Charges, shall, at the option of the Holder, become immediately due and payable, and following acceleration or maturity, shall bear interest at the Contract Rate plus five percent (5%) per annum compounded monthly ("Default Rate") from the date of expiration of any applicable cure or grace period until such time, if any, as the Event of Default is cured and the Guaranty, the Deed of Trust and this Note are reinstated as permitted by applicable law, or otherwise until such time as the unpaid principal amount of this Note and all other indebtedness evidenced by this Note are fully repaid, whichever is earlier.

        6.      EVENTS OF DEFAULT. An "Event of Default" shall exist under this
Note:

        (a) in the event Maker shall fail to make any payment due under this Note, other than the final payment and Prepayment Premium, on or before the fifth (5th) day of the month in which such payment is due; or

        (b) in the event Maker shall fail to make the final payment or the Prepayment Premium when such payment is due; or

        (c) if there shall exist an Event of Default under Note A, the Guaranty, the Deed of Trust or in any of the other Loan Documents; or

        (d)(i) any court of competent jurisdiction shall sign an order (1) adjudicating Maker, or any person, partnership, member, manager or corporation holding an ownership interest in Maker or in any partnership comprising Maker, or any guarantor (which term when used in this Note shall mean guarantor of payment of the indebtedness) bankrupt or insolvent, (2) appointing a receiver, trustee or liquidator of a substantial part of the property of Maker, or any person, partnership, member, manager or corporation holding an ownership interest in Maker, or in any partnership comprising Maker, or any guarantor, or
(3) approving a petition for, or effecting an arrangement in bankruptcy, or any other judicial modification or alteration of the rights of Holder or of other creditors of Maker, or any person, partnership, member, manager or corporation holding an ownership interest in Maker, or in any partnership comprising Maker or any guarantor; or (ii) Maker, any person, partnership, member, manager or corporation holding an ownership interest in Maker or in any partnership comprising Maker, shall (1) apply for or consent to the appointment of a receiver, trustee or liquidator for it or for any of its property, (2) as debtor, file a voluntary petition in bankruptcy, or petition or answer seeking reorganization or an' arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it and any proceeding under such law, (3) admit

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in writing an inability to pay its debts as they mature, or (4) make a general assignment for the benefit of creditors; or (iii) an involuntary petition in bankruptcy is filed against Maker, or any person, partnership, member, manager or corporation holding an ownership interest in Maker or in any partnership comprising Maker and the same is not vacated or stayed within ninety (90) days of the filing date; or

        (e) Maker makes or furnishes a representation, warranty, statement, certificate, schedule and/or report to Holder in or pursuant to this Note which is false or misleading in any material respect as of the date made or furnished; or

        (f) any federal, state or local tax lien or any claim of lien for labor or materials or any other lien or encumbrance of any nature whatsoever is recorded against Maker or any of its property and is not removed by payment or transferred to substitute security in the manner provided by law, within thirty
(30) days after it is recorded in accordance with applicable law; or

        (g) a final judgment is entered against Maker that materially and adversely affects the value, use or operation of its property, or adversely affects, or reasonably may adversely affect, the validity or enforceability of this Note, and Maker does not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereon, in any event within thirty (30) days from entry, or Maker shall not, within such period or such longer period during which execution on such judgment shall have been stayed, appeal therefrom or from the order, decree or process upon or pursuant to which such judgment shall have been entered, and cause its execution to be stayed during such appeal, or if on appeal such order, decree or process shall be affirmed and Maker shall not discharge such judgment or provide for its discharge in accordance with its terms within sixty (60) days after the entry of such order or decree or affirmance, or if any stay of execution on appeal is released or otherwise discharged; or

        (h) Maker ceases to exist or to be qualified to do or transact business in the state of its formation and the State of Maryland or is dissolved or is a party to a merger, consolidation or reorganization, or sells all or substantially all of its assets.

        7. ADDITIONAL PAYMENTS. The additional payments called for under Paragraphs 4 and 5 shall be in addition to, and shall in no way limit, any other rights and remedies provided for in this Note, the Guaranty, the Deed of Trust, any other Loan Documents, or otherwise provided by law.

        8. PAYMENT OF TAXES AND EXPENSES. Maker further promises to pay to Holder, immediately upon written notice from Holder: (i) all recordation, transfer, stamp, documentary or other fees or taxes levied on Holder (exclusive of Holder's income taxes) by reason of the making or recording of this Note, the Guaranty, the Deed of Trust or any of the other Loan Documents, and (ii) all intangible property taxes levied upon any Holder of this Note or beneficiary under the Deed of Trust or secured party under any of the Loan Documents.

        Maker farther promises to pay to Holder, immediately upon written notice from Holder, all actual costs, expenses, disbursements, intangible property taxes imposed upon any Holder of this Note or beneficiary under the Deed of Trust or secured party under any of the Loan Documents, escrow fees, title charges and reasonable legal fees and expenses actually incurred

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by Holder and its counsel in connection with (i) the collection, attempted collection, or negotiation and documentation of any settlement or workout of the principal amount of this Note, the interest thereon or any installment or other payment due hereunder, and (ii) any suit or proceeding whatsoever at all trial and appellate levels in regard to this Note or to protect, sustain or enforce the lien of any instrument securing this Note, including, without limitation, in any bankruptcy proceeding or judicial or nonjudicial foreclosure proceeding. It is the intent of the parties that Maker pay all expenses and reasonable attorneys' and paralegals' fees incurred by Holder as a result of or in connection with (A) matters described in clauses (i) and (ii) above, (B) the negotiation and closing of the loan transaction evidenced by this Note, and any supplements or amendments thereto, (C) the protection of property given as security for the indebtedness evidenced hereby, and (D) responding to requests from Maker that Holder take certain actions, and as may otherwise be reasonably incurred by Holder as a result of or in connection with entering into the loan transaction evidenced by this Note.

        9. PREPAYMENT. With at least thirty (30) days prior written notice to Holder, specifying the date of prepayment, which shall be the last day of an Interest Period, Maker will have the privilege of prepaying the outstanding principal amount together with any accrued but unpaid interest, any other sums guaranteed by the Guaranty and secured by the Deed of Trust and the Loan Documents and without a prepayment premium, unless at the time of such prepayment, an Event of Default exists, in which case Maker shall be required to pay a prepayment premium ("Prepayment Premium") equal to five percent (5%) of the outstanding balance of this Note.

        Written notice of Maker's election to make a prepayment in full of this Note shall be given in the manner provided for in Section 20 below. Partial prepayment of the outstanding principal amount of this Note shall not be permitted except in accordance with the terms of the Deed of Trust. In the event of such a permitted partial prepayment, the Prepayment Premium calculated in this Paragraph 9 shall be prorated based on the amount of the partial prepayment relative to the then current outstanding principal balance of this Note.

        Maker acknowledges that Holder:

        (a) has advanced the amounts evidenced by this Note with the expectation that such amounts would be outstanding for a period at least equal to the No-Prepayment Period;

        (b) would not have been willing to advance such amounts on these terms for a shorter period of time;

        (c) in making the loan evidenced by this Note, is relying on Maker's creditworthiness and its agreement to pay in strict accordance with the terms set forth in this Note; and

        (d) would not make the loan evidenced by this Note without full and complete assurance by Maker of its agreement not to prepay all or a part of the principal of this Note except as expressly permitted herein and in the Deed of Trust.

        10. EVASION OF PREPAYMENT PREMIUM. Maker acknowledges that in the event of an acceleration of payment of this Note following an Event of Default by Maker, a tender of payment of an amount necessary to satisfy the entire indebtedness evidenced hereby, but not

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including the Prepayment Premium, made at any time prior to a foreclosure sale by Maker or Guarantor, their respective successors or assigns or by anyone on behalf of Maker, or by a buyer upon foreclosure or power of sale, shall constitute a prepayment hereunder and shall be presumed to be and conclusively deemed to constitute a deliberate evasion of the prepayment provisions hereof and shall therefore be subject to the Prepayment Premium in accordance with this Note with the date of prepayment being deemed the date of occurrence of the foreclosure sale or the tender of payment of the amount necessary to pay the entire indebtedness evidenced hereby in full, including the Prepayment Premium.

        11.     MAKER'S COVENANTS. Maker agrees that:

        (a) this instrument and the rights and obligations of all parties hereunder shall be governed by and construed under the laws of the state or commonwealth in which the Property is located;

        (b) the obligation evidenced by this Note is an exempted transaction under the Truth-in-Lending Act, 15 U.S.C. Section 1601, ET SEQ. (1982);

        (c) said obligation constitutes a business or commercial loan for the purpose of the application of any 1aws that distinguish between consumer loans and business or commercial loans and that have as their purpose the protection of consumers in the state or commonwealth in which the Property is located;

        (d) at the option of the Holder, the United States District Court for the district in which the Property is located and any court of competent jurisdiction of the state or commonwealth in which the Property is located shall have jurisdiction in any action, suit or other proceeding arising out of or relating to any act taken or omitted hereunder or the enforcement of this Note, the Guaranty, the Deed of Trust and the Related Agreements except to the extent that jurisdiction must be in the courts of Maryland in order to properly enforce the terms and provisions of the Note, the Guaranty, the Deed of Trust, and such Related Agreements, and for all purposes Maker hereby consents to the jurisdiction of the courts of Maryland and Maker shall not assert in any such action, suit or other proceeding that it is not personally subject to the jurisdiction of such courts that the action, suit or other proceeding is brought in an inconvenient forum or that the venue of the action, suit or other proceeding is improper;

        (e)     it hereby waives any objections to venue; and

        (f)     it hereby waives its right to a trial by jury.

        12. SEVERABILITY. The parties hereto intend and believe that each provision of this Note comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or any portion of any provision contained in this Note is held by a court of law to be invalid, illegal, unlawful, void or unenforceable as written in any respect, then it is the intent of all parties hereto that such portion or provision shall be given force to the fullest possible extent that it is legal, valid and enforceable, that the remainder of the Note shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion or provision was not contained therein, and the rights, obligations and interests of Maker and Holder under the remainder of this Note shall continue in full force and effect.

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        13.     USURY LAWS. It is the intention of Maker and Holder to conform strictly to the usury laws now or hereafter in force in the State of Maryland, and any interest payable under this Note, the Guaranty, the Deed of Trust, or any other Related Agreement (as defined in the Deed of Trust) shall be subject to reduction to an amount not to exceed the maximum non-usurious amount for commercial loans allowed under the usury laws of the State of Maryland as now or hereafter construed by the courts having jurisdiction over such matters. In the event such interest (whether designated as interest, service charges, points, or otherwise) does exceed the maximum legal rate, it shall be:

        (a) cancelled automatically to the extent that such interest exceeds the maximum legal rate;

        (b) if already paid, at the option of the Holder, either be rebated to Maker or credited on the principal amount of the Note; and

        (c) if the Note has been prepaid in full, then such excess shall be rebated to Maker.

        14. ACCELERATION. Upon an Event of Default, Holder shall have the right, without further demand or notice, to declare the entire principal amount of this Note and/or any Future Advance (as defined in the Deed of Trust) then outstanding, all accrued and unpaid interest thereon and all other further sums payable under this Note, which shall include the Prepayment Premium (calculated as provided in Paragraph 9 above), the Deed of Trust or any note evidencing any Future Advance, to be immediately due and payable and, notwithstanding the stated maturity in this Note or any note evidencing any Future Advance, all such sums declared due and payable shall thereupon become immediately due and payable. During the existence of such Event of Default, Holder may apply payments received on any amounts due under the Note, the Guaranty, the Deed of Trust, any other Loan Document or any note evidencing any Future Advance as Holder may determine in its sole discretion.

        15. WAIVERS BY MAKER. As to this Note, the Guaranty, the Deed of Trust, any of the other Loan Documents and any other instruments securing the indebtedness, Maker and all guarantors (including Guarantor), sureties and endorsers, severally waive all applicable exemption rights, whether under any state constitution, homestead laws or otherwise, and also severally waive diligence, valuation and appraisement, presentment for payment, protest and demand, notice of protest, demand and dishonor and diligence in collection and nonpayment of this Note and all other notices in connection with the delivery, acceptance, performance, defaults or enforcement of the payment of this Note (except notice of default specifically provided for, without duplication, in the Deed of Trust and any of the other Loan Documents). To the extent permitted by law, Maker further waives all benefit that might accrue to Maker by virtue of any present or future laws exempting the Property, or any other property, real or personal, or the proceeds arising from any sale of any such property, from attachment, levy, or sale under execution, or providing for any stay of execution to be issued on any judgment recovered on this Note and/or the Guaranty, or in any action to foreclose the Deed of Trust, injunction against sale pursuant to power of sale, exemption from civil process or extension of time for payment. Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue of this Note, or any writ of execution issued thereon, may be sold upon any such writ in whole or in part in any order desired by Holder.

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        16.     MAKER NOT RELEASED. No delay or omission of Holder to exercise any of its rights and remedies under this Note, the Guaranty, the Deed of Trust or any other Loan Documents at any time following the happening of an Event of Default shall constitute a waiver of the right of Holder to exercise such rights and remedies at a later time by reason of such Event of Default or by reason of any subsequently occurring Event of Default. The acceptance by Holder of payment of any sum payable hereunder after the due date of such payment shall not be a waiver of Holder's right to either require prompt payment when due of all other sums payable hereunder or to declare a default for failure to make prompt payment. This Note, or any payment hereunder, may be extended from time to time by agreement in writing between Maker and Holder without in any other way affecting the liability and obligations of Maker and endorsers, if any.

        17. NONRECOURSE. Except as otherwise set forth in this Paragraph, Holder's recourse under this Note, the Guaranty, the Deed of Trust and the other Loan Documents shall be limited to the Property and the proceeds thereof, the rents and all other income arising therefrom during and after the month in which an Event of Default has occurred, the other assets of Guarantor arising out of the Property which are given as collateral for the Guaranty, and any other collateral given in writing to Holder as security for repayment of the Guaranty or this Note (all of the foregoing are collectively referred to as the "Loan Collateral"). Notwithstanding the preceding sentence:

        (a) Holder may, in accordance with the terms of this Note, the Guaranty, the Deed of Trust or any of the other Loan Documents; (i) foreclose the lien of the Deed of Trust; (ii) take appropriate action to enforce the Deed of Trust, the Guaranty, this Note and any of the other Loan Documents to realize upon and/or protect the Loan Collateral; (iii) name Maker or Guarantor as a party defendant in any action brought under this Note, the Guaranty, the Deed of Trust or any of the other Loan Documents so long as the exercise of any remedy is limited to the Loan Collateral; (iv) pursue all of its rights and remedies against any guarantor or surety or master tenant whether or not a partner, member or other owner of Maker or Guarantor; and (v) pursue all of its rights and remedies against the indemnitors under that certain Environmental Indemnity Agreement of even date herewith related to the Property;

        (b) Holder may seek damages or other monetary relief, to the extent of actual monetary loss, or any other remedy at law or in equity against Maker or Guarantor, and the indemnitors/guarantors, if any, under any nonrecourse exception indemnity agreements ("Nonrecourse Indemnitors") by reason of or in connection with: (i) the failure of Maker or Guarantor to pay to Holder, upon demand, all rents, issues and profits of the Property to which Holder is entitled pursuant to this Note, the Guaranty, the Deed of Trust or any of the other Loan Documents following an Event of Default; (ii) any waste of the Property or any willful act or omission by Maker or Guarantor that damages or materially reduces the value of the Property; (iii) the distribution of rents, issues and profits from the Property prior to the payment of operating expenses or the provision for reserves, if any, to be made pursuant to this Note, the Guaranty, the Deed of Trust or any of the other Loan Documents prior to any other expenditure or distribution by Maker or Guarantor; (iv) the failure to account for and to turn over security deposits (and interest required by law or agreement to be paid thereon) or prepaid rents following the occurrence of an Event of Default; (v) the failure to timely pay all real estate taxes or any regular or special assessments affecting the Property; (vi) the failure to account for and to turn

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over real estate tax accruals following the occurrence of an Event of Default;
(vii) the failure to maintain casualty and liability insurance as required hereunder or under the other Loan Documents or to apply insurance proceeds or condemnation awards relating to the Property or other collateral in the manner required under applicable provisions of the Deed of Trust or other Loan Documents; (viii) any modification, termination or cancellation of any lease of all or any portion of the Property without Holder's prior written consent, if and to the extent such consent is required under the Loan Documents and if and to the extent such modification, termination or cancellation has a material adverse effect on the value of the Property; (ix) a default by Guarantor under any lease of all or any portion of the Property; or (x) costs and expenses, including, without limitation, attorney's fees and transfer taxes, incurred by Holder in connection with the enforcement of this Note, the Guaranty, the Deed of Trust or any of the other Loan Documents or in connection with a deed-in-lieu of foreclosure if the Event of Default giving rise to the enforcement action is one described in subsections (b) or (c) as an exception to the nonrecourse provisions, or if Maker or Guarantor or any principal of either objects to any actions taken by Holder to exercise its remedies under this Note, the Guaranty, the Deed of Trust or any of the other Loan Documents; (xi) Maker, Guarantor or any of their principals commences any lawsuit to enjoin or delay a foreclosure of the Property by Holder, or raises defenses or counterclaims to a foreclosure action; (xii) Maker or Guarantor applies for the appointment of a receiver, trustee or liquidator for it or for any of its property, or, as a debtor, files a voluntary petition in bankruptcy, or petition or answer seeking reorganization or an arrangement with creditors or takes advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or makes a general assignment for the benefit of creditors; or
(xiii) in the event any bankruptcy or reorganization proceedings (voluntary or involuntary), Maker, Guarantor or any principal of either opposes any motion by Holder for relief from the Automatic Stay; and

        (c) Maker, Guarantor, any of their general partners and the Nonrecourse Indemnitor(s), if any, shall become personally liable for payment of all the indebtedness evidenced by this Note, the Guaranty and performance of all other obligations of Maker and Guarantor under this Note, the Guaranty, the Deed of Trust and the other Loan Documents upon the occurrence of any: (i) fraud or willful misrepresentation of a material fact by Maker, Guarantor, any of their general partners, or Nonrecourse Indemnitor(s), if any, in connection with this Note, the Guaranty, the Deed of Trust, or the other Loan Documents or any request for any action or consent by Holder; (ii) a Transfer of any interest in Maker or Guarantor or all or any portion of the Property or any interest therein in violation of the terms of this Note, the Guaranty, the Deed of Trust or the other Loan Documents; or (iii) the incurrence by Maker or Guarantor of any indebtedness in violation of the terms of this Note, the Guaranty, the Deed of Trust or the other Loan Documents (whether secured or unsecured, direct or contingent), other than unsecured debt or routine trade payables incurred in the ordinary course of business in connection with the operation of the Property.

        In addition, Maker, Guarantor, any of their general partners and the Nonrecourse Indemnitors, if any, shall be responsible for any costs and expenses incurred by Holder in connection with the collection of any amounts for which Maker, Guarantor, any of their the general partners, if any, and the Nonrecourse Indemnitors, if any, are personally liable under this Paragraph, including attorneys' and paralegals' fees and expenses, court costs, filing fees and all other costs and expenses incurred in connection therewith.

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        18.     SUCCESSORS AND ASSIGNS. The provisions of this Note shall be binding upon Maker and its legal representatives, successors and assigns and shall inure to the benefit of any Holder and its successors and assigns. In the event Maker is composed of more than one party, obligations arising from this Note are and shall be joint and several as to each such party.

        19. REMEDIES CUMULATIVE. The remedies of Holder as provided in this Note, or in the Guaranty, the Deed of Trust or any of the other Loan Documents, and the warranties contained herein or therein shall be cumulative and concurrent, may be pursued singly, successively or together at the sole discretion of Holder, may be exercised as often as occasion for their exercise shall occur and in no event shall the failure to exercise any such right or remedy be construed as a waiver or release of such right or remedy. No remedy under this Note, conferred upon or reserved to Holder is intended to be exclusive of any other remedy provided in this Note, the Guaranty, the Deed of Trust or any of the other Loan Documents or provided by law, but each shall be cumulative and shall be in addition to every other remedy given under the Deed of Trust or any of the other Loan Documents or hereunder or now or hereafter existing at law or in equity or by statute.

        20. NOTICES. All notices, written confirmation of wire transfers and all other communications with respect to this Note shall be directed as follows:

                If to Holder:

                        c/o Allstate Investments, LLC
                        Allstate Plaza South, Suite G5C
                        3075 Sanders Road
                        Northbrook, Illinois 60062
                        Attention:   Commercial Mortgage Division
                                     Servicing Manager

                With a copy to:

                        c/o Allstate Investments, LLC
                        Allstate Plaza South, Suite G5A
                        3075 Sanders Road
                        Northbrook, Illinois 60062
                        Attention:   Investment Law Division

                If to Maker:

                        Inland Gateway SPE, L.L.C.
                        2901 Butterfield Road
                        Oakbrook, Illinois 60523
                        Attention:   Roberta Matlin

                With a copy to:

                        The Inland Real Estate Group, Inc.
                        2901 Butterfield Road
                        Oakbrook, Illinois 60523
                        Attention:   General Counsel

or at such other place as Holder or Maker may from time to time designate in writing. All notices shall be in writing and shall be (a) hand-delivered, (b) sent by United States express mail or by private overnight courier, or (c) served by certified mail postage prepaid, return receipt requested, to the appropriate address set forth above. Notices served as provided in (a) and (b) shall be deemed to be effective upon delivery. Any notice served by certified mail shall be deposited in the United States mail with postage thereon fully prepaid and shall be deemed effective on the day of actual delivery as shown by the addressee's return receipt or the expiration of three business days after the date of mailing, whichever is earlier in time.

        21. NO ORAL MODIFICATION. This Note may not be modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, modification or discharge is sought.

        22. TIME. Time is of the essence with regard to the performance of the obligations of Maker in this Note and each and every term, covenant and condition herein by or applicable to Maker.

        23. CAPTIONS. The captions and headings of the paragraphs of this Note are for convenience only and are not to be used to interpret, define or limit the provisions hereof.

        24. TRANSFER OF NOTE. Holder may, at any time, sell, transfer or assign this Note, the Guaranty, the Deed of Trust and any of the Loan Documents, and any or all servicing rights with respect to this Note, or grant participations in this Note or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in this Note. Holder may forward to any prospective purchaser or any rating agency rating securities all documents and information Holder now has or may acquire, as Holder determines necessary or desirable, including, without limitation, financial information regarding Maker, its general partners, shareholders, members or other principals.

        25. REPLACEMENT NOTE. Upon receipt of evidence reasonably satisfactory to Maker of the loss, theft, destruction or mutilation of this Note, and in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to Maker or, in the case of any such mutilation, upon surrender and cancellation of this Note, Maker will execute and deliver to Holder in lieu thereof, a replacement note dated as of the date of this Note, identical in form and substance to this Note and upon such execution and delivery all references to this Note in any of the Loan Documents shall be deemed to refer to such replacement note.

                                 *  *  *  *  *

                            [Signature Page Follows]

        IN WITNESS WHEREOF, Maker has caused this Note to be duly executed under seal on the date first above written.

                                        MAKER:

                                        INLAND GATEWAY SPE, L.L.C., a
                                        Delaware limited liability company


                                        By: /s/ Steven P. Grimes
                                           -----------------------------------
                                        Name:   Steven P. Grimes
                                              --------------------------------
                                                Authorized Person